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                                                                     EXHIBIT 8.1

        MANUFACTURING SUBSIDIARIES OF REGISTRANT AS OF DECEMBER 31, 2006

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
                                                                  OTHER NAMES UNDER WHICH
                                      STATE OR JURISDICTION OF     SUCH SUBSIDIARY DOES
      NAME OF THE SUBSIDIARIES             INCORPORATION                 BUSINESS             OWNERSHIP INTEREST
-----------------------------------   ------------------------    -----------------------     ------------------
WaferTech, LLC                        Delaware, U.S.A.                     None                     99.996%
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